SIXTH AMENDMENT TO THE SECOND AMENDMENT AND

RESTATEMENT OF AGREEMENT OF LIMITED PARTNERSHIP OF

THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP

THIS SIXTH AMENDMENT (this "Amendment") TO THE SECOND AMENDMENT AND RESTATEMENT OF AGREEMENT OF LIMITED PARTNERSHIP OF THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP (the “Second Amended and Restated Partnership Agreement”) is entered into effective as of March 29, 2006, and is made by, between, and among TAUBMAN CENTERS, INC., a Michigan corporation ("TCO"), TG PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership (“TG”), and TAUB-CO MANAGEMENT, INC., a Michigan corporation (“Taub-Co”), who, as the Appointing Persons, pursuant to Section 13.11 of the Second Amended and Restated Partnership Agreement, have the full power and authority to amend the Second Amended and Restated Partnership Agreement on behalf of all of the partners of The Taubman Realty Group Limited Partnership, a Delaware limited partnership (the “Partnership”), with respect to the matters herein provided. (Capitalized terms used herein that are not herein defined shall have the meanings ascribed to them in the Second Amended and Restated Partnership Agreement.)

Recitals:

A.         On September 30, 1998, TCO, TG, and Taub-Co entered into the Second Amended and Restated Partnership Agreement as an amendment and restatement of the then-existing partnership agreement (the “Amended and Restated Partnership Agreement”), as authorized under Section 13.11 of the Amended and Restated Partnership Agreement.

B.         On March 4, 1999, TCO, TG, and Taub-Co entered into a First Amendment to the Second Amended and Restated Partnership Agreement to facilitate a proposed pledge of Units of Partnership Interest in the Partnership.

C.         On September 3, 1999, TCO, TG, and Taub-Co entered into a Second Amendment to the Second Amended and Restated Partnership Agreement to provide for the contribution of preferred capital in exchange for a preferred equity interest.

D.         On May 2, 2003, TCO, TG, and Taub-Co entered into a Third Amendment to the Second Amended and Restated Partnership Agreement to provide for the issuance of Series E Units of Partnership Interest in exchange for a contribution of cash to the Partnership.

E.         On December 31, 2003, TCO, TG and Taub-Co entered into a Fourth Amendment to the Second Amended and Restated Partnership Agreement to change the term of the Partnership and to amend Schedule E to the Partnership Agreement.

F.         On February 1, 2005, TCO, TG and Taub-Co entered into a Fifth Amendment to the Second Amended and Restated Partnership Agreement (the Second Amended and Restated Partnership Agreement, as amended, is hereinafter referred to as the “Partnership Agreement”) to evidence the conversion of all of the Series E Units of Partnership Interest to Units of Partnership Interest in the Partnership.

G.         As authorized under Section 13.11 of the Partnership Agreement, the parties hereto wish to further amend the Partnership Agreement to amend Schedule A and Schedule E to the Partnership Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Partnership Agreement is amended as follows:

1.         Schedule A to the Partnership Agreement is hereby deleted, and the attached Schedule A is substituted in the place thereof.

2.         Schedule E to the Partnership Agreement is hereby deleted in its entirety, and the attached Schedule E is substituted in the place thereof.

3.         As amended by this Sixth Amendment, all of the provisions of the Partnership Agreement are hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned Appointing Persons, in accordance with Section 13.11 hereof, on behalf of all of the Partners, have entered into this Amendment as of the date first-above written.

TAUBMAN CENTERS, INC., a Michigan corporation

By: /s/ Robert S. Taubman

Robert S. Taubman
Its:	Chairman, President and Chief
Executive Officer

TG PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	TG Michigan, Inc., a Michigan corporation, Managing General Partner

By: /s/ Jeffrey M. Davidson

Jeffrey M. Davidson
Its:	Senior Vice President

TAUB-CO MANAGEMENT, INC., a Michigan corporation

By:    /s/ Lisa A. Payne

Lisa A. Payne
Its:	Chief Financial Officer

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SCHEDULE A

                                                                                               3/21/06

UNITS OF PARTNERSHIP INTEREST, PERCENTAGE INTERESTS OF THE PARTNERS, GENERAL AND LIMITED

	No of Units	Percentage Interests
General partners
Taubman Centers, Inc.	52,774,536	65.092157%
TG Partners Limited Partnership	4,605,361	5.680256%
Taub-Co Management, Inc.	4,958	0.006115%
Total General Partnership Interests	57,384,855	70.778528%
Limited partners
Avner Naggar & Gloria Frank Naggar Living Trust	51,963	0.064091%
Burkhardt Family Trust	39,123	0.048254%
Courtney Lord	258,153	0.318406%
Craig Gordon	18,448	0.022754%
David Naggar	33,404	0.041201%
Deborah Lyon Simon Revocable Trust	66,413	0.081914%
Edward F. Meltzer, Jr.	3,690	0.004551%
G.K. Las Vegas Limited Partnership	200,000	0.246680%
Gayle T. Kalisman	5,925	0.007308%
Gloria Dobbs	117,877	0.145390%
James R. Keegan	3,690	0.004551%
Jay E. Liebig	3,690	0.004551%
Leech Investments LLC	139,648	0.172242%
Leonard Dobbs	107,877	0.133056%
Margaret Putnam	7,464	0.009206%
Marilyn L. Neustadt	14,759	0.018204%
Michaela Naggar Bourne	33,404	0.041201%
Norfolk Place Limited Partnership	130,909	0.161463%
Putnam Associates LLC	20,154	0.024858%
R & W -- TRG L.L.C.	1,338,496	1.650902%
Residuary Trust - Leonard Z. Lyon	7,380	0.009102%
Richard P. Kughn	653,853	0.806463%
RL Ventures, LLC	578,346	0.713332%
Robert S. Taubman	5,925	0.007308%
Ron Naggar, M.D.	33,404	0.041201%
R. R. Lyon Living Trust	7,380	0.009102%
Scott Gordon	18,448	0.022754%
Sheldon M. Gordon	132,826	0.163828%
Tamara Naggar	33,404	0.041201%
Taubman Realty Ventures	11,011	0.013581%
TG Acquisitions	445,191	0.549099%
The A. Alfred Taubman Restated Revocable Trust	9,875	0.012180%
The Kughn Real Properties Company	98,061	0.120949%
The Marvin G. and Janice P. Leech Trust	51,718	0.063789%
The Robert C. Larson Revocable Trust	142,233	0.175430%
TRA Partners	17,699,879	21.831046%
William S. Taubman	5,925	0.007308%
Yarboro Investments LLC	1,161,841	1.433016%
Total Limited Partnership Interests	23,691,787	29.221472%
Total	81,076,642	100.000000%

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SCHEDULE E

DESIGNATED PROPERTIES

Regional Center	Owning Entity (directly or through one or
more 100 percent affiliated entities)

Beverly Center	La Cienega Partners Limited Partnership
Cherry Creek	Taubman-Cherry Creek Limited Partnership
Twelve Oaks	Twelve Oaks Mall, LLC
Short Hills	Short Hills Associates, LLC
Stamford Town Center	Rich-Taubman Associates

Fee Interest Only in Land (i.e., exclusive of

any improvements thereon)

Oyster Bay..... ... ................... .............. ....	Woodland Investment Associates Limited
Partnership

Partridge Creek........ .................... ........ ....	Woodland Investment Associates Limited
Partnership

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